UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 9, 2011 (August 9, 2011)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On August 9, 2011, John Drexler, Senior Vice President and Chief Financial Officer of Arch Coal, Inc. (the “Company”), will deliver a presentation at the Jefferies 2011 Global Industrial and A&D Conference. The slides from the presentation are attached as Exhibit 99.1 hereto and are hereby incorporated by reference.
     The information contained in Item 7.01 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
     The following exhibits are attached hereto and filed herewith.

Exhibit
No.	Description

99.1	Slides from the Jefferies 2011 Global Industrial and A&D Conference.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2011	Arch Coal, Inc.
	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President — Law, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description

99.1	Slides from the Jefferies 2011 Global Industrial and A&D Conference.